                                 AMENDMENT NO. 5

                           Dated as of January 8, 2004

                                       to

                           RECEIVABLES LOAN AGREEMENT

                          Dated as of February 27, 2003

         THIS AMENDMENT NO. 5 (this "Amendment") dated as of January 8, 2004, is entered into by and among (i) TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC, a Delaware limited liability company (the "Borrower"), (ii) the "Conduit Lenders"
identified on the signature pages hereto, (iii) the "Committed Lenders"
identified on the signature pages hereto, (iv) the "Funding Agents" identified on the signature pages hereto and (v) JPMORGAN CHASE BANK, as administrative agent (the "Administrative Agent").

                             PRELIMINARY STATEMENTS

         A. Reference is made to the Receivables Loan Agreement dated as of
February 27, 2003 among the Borrower, the "Conduit Lenders", "Committed Lenders"
and "Funding Agents" from time to time parties thereto and the Administrative
Agent (as amended prior to the date hereof, the "Receivables Loan Agreement").
Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Loan Agreement.

         B. The parties hereto have agreed to amend the Receivables Loan
Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendments. Effective as of the Effective Date (as defined below), Section 7.01(k) of the Receivables Loan Agreement is amended in its entirety to read as follows:

               "(k) the average Dilution Ratio for any three consecutive
          Calculation Periods (with the last such Calculation Period ending after December 31, 2003) exceeds (i) in the case of any such period that includes sales from the month of July (for the avoidance of doubt such periods include the August, September and October Calculation
          Periods) or December (for the avoidance of doubt such periods include
          January, February and March Calculation Periods), 5.0% or (ii) in the
          case of any other period, 4.80%; provided that the existence of such circumstance shall not constitute a "Termination Event" hereunder if
          (x) the last such Calculation Period ends on or before the earlier of
          (A) February 29, 2004 and (B) the date on which the initial public offering of the shares of common

          stock of TRW Automotive Holdings Corp. is consummated and (y) no Loans shall have been outstanding as of the last day of such Calculation
          Period or at any time thereafter until the first Monthly Reporting
          Date on which the Funding Agents receive a Monthly Report
          demonstrating that such circumstance no longer exists; or".

         SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date (the "Effective Date") on which the Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the
Collection Agent, the Administrative Agent and the Required Committed Lenders.

         SECTION 3. Reference to and Effect on the Receivables Loan Agreement.

         3.1 Upon the effectiveness of this Amendment, each reference in the
Receivables Loan Agreement to "this Agreement," "hereunder," "hereof," "herein,"
"hereby" or words of like import shall mean and be a reference to the
Receivables Loan Agreement as amended hereby, and each reference to the
Receivables Loan Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Loan Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.

         3.2 Except as specifically amended hereby, the Receivables Loan
Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         3.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Funding
Agent or the Administrative Agent under the Receivables Loan Agreement, the
Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

         3.4 The Borrower represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its limited liability company powers and constitutes its legal, valid and binding obligation.

         SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                                       2

         SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this
Amendment for any other purpose.

                                       3

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                     TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC,
                                     as Borrower

                                     By:  /s/ Peter R. Rapin
                                          -----------------------------
                                          Name:  Peter R. Rapin
                                          Title: Treasurer

                        Signature Page to Amendment No. 5

                               DELAWARE FUNDING COMPANY, LLC,
                               as a Conduit Lender

                               By: JPMorgan Chase Bank as attorney-in-fact for
                               Delaware Funding Company, LLC

                               By:  /s/ Bradley S. Schwartz
                                   ---------------------------------
                                    Name:  Bradley S. Schwartz
                                    Title: Managing Director

                               JPMORGAN CHASE BANK,
                               as a Funding Agent

                               By:  /s/ Lara Graff
                                    ---------------------------------
                                    Name:  Lara Graff
                                    Title: Vice President

                               JPMORGAN CHASE BANK,
                               as a Committed Lender

                               By: /s/ Bradley S. Schwartz
                                   ---------------------------------
                                   Name:  Bradley S. Schwartz
                                   Title: Managing Director

                        Signature Page to Amendment No. 5

                               ALPINE SECURITIZATION CORP.,
                               as a Conduit Lender

                               By: Credit Suisse First Boston, New York Branch,
                               as Attorney-in-Fact

                               By: /s/ Joseph Soave
                                   ---------------------------------
                                   Name:  Joseph Soave
                                   Title: Director

                               By: /s/ Mark Lengel
                                   ---------------------------------
                                   Name:  Mark Lengel
                                   Title: Director

                               CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                               as a Funding Agent

                               By: /s/ Bruce T. Miller
                                   ---------------------------------
                                   Name:  Bruce T. Miller
                                   Title: Director

                               By: /s/ Alberto Zonca
                                   ---------------------------------
                                   Name:  Alberto Zonca
                                   Title: Vice President

                               CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                               as a Committed Lender

                               By: /s/ Bruce T. Miller
                                   ---------------------------------
                                   Name:  Bruce T. Miller
                                   Title: Director

                               By: /s/ Alberto Zonca
                                   ---------------------------------
                                   Name:  Alberto Zonca
                                   Title: Vice President

                        Signature Page to Amendment No. 5

                               GENERAL ELECTRIC CAPITAL CORPORATION,
                               as a Conduit Lender, as a Funding Agent and
                               as a Committed Lender

                               By: /s/ Karl Kieffer
                                   ---------------------------------
                                   Name:  Karl Kieffer
                                   Title: Duly Authorized Signatory

                        Signature Page to Amendment No. 5

                               RM MULTI-ASSET LIMITED,
                               as a Conduit Lender

                               By: /s/ John Walley
                                   ---------------------------------
                                   Name:  John Walley
                                   Title: Director

                               DEUTSCHE BANK AG, LONDON,
                               as a Funding Agent

                               By: /s/ Sebastian Ottmann
                                   ---------------------------------
                                   Name:  Sebastian Ottmann
                                   Title: Vice President

                               By: /s/ Jaime Pratt
                                   ---------------------------------
                                   Name:  Jaime Pratt
                                   Title: Vice President

                               RM MULTI-ASSET LIMITED,
                               as a Committed Lender

                               By: /s/ John Walley
                                   ---------------------------------
                                   Name:  John Walley
                                   Title: Director

                        Signature Page to Amendment No. 5

                               LIBERTY STREET FUNDING CORP.,
                               as a Conduit Lender

                               By: /s/ Michelle Moezzi
                                   ---------------------------------
                                   Name:  Michelle Moezzi
                                   Title: Vice President

                               THE BANK OF NOVA SCOTIA,
                               as a Funding Agent

                               By: /s/ Norman Last
                                   ---------------------------------
                                   Name:  Norman Last
                                   Title: Managing Director

                               THE BANK OF NOVA SCOTIA,
                               as a Committed Lender

                               By: /s/ Normal Last
                                   ---------------------------------
                                   Name:  Norman Last
                                   Title: Managing Director

                        Signature Page to Amendment No. 5

                               THREE PILLARS FUNDING CORPORATION,
                               as a Conduit Lender

                               By: /s/ Evelyn Echevarria
                                   ---------------------------------
                                   Name:  Evelyn Echevarria
                                   Title: Vice President

                               SUNTRUST CAPITAL MARKETS, INC.,
                               as a Funding Agent

                               By: /s/ James R. Bennison
                                   ---------------------------------
                                   Name:  James R. Bennison
                                   Title: Managing Director

                               SUNTRUST BANK,
                               as a Committed Lender

                               By: /s/ Michael Murphey
                                   ---------------------------------
                                   Name:  Michael Murphey
                                   Title: Director

                        Signature Page to Amendment No. 5

                               BEETHOVEN FUNDING CORPORATION,
                               as a Conduit Lender

                               By: /s/ Matthew Dorr
                                   ---------------------------------
                                   Name:  Matthew Dorr
                                   Title: Vice President

                               DRESDNER BANK AG, NEW YORK BRANCH,
                               as a Funding Agent

                               By: /s/ William Agular
                                   ---------------------------------
                                   Name:  William Agular
                                   Title: Director

                               By: /s/ Timothy C. Madigan
                                   ---------------------------------
                                   Name:  Timothy C. Madigan
                                   Title: Director

                               DRESDNER BANK AG, NEW YORK BRANCH,
                               as a Committed Lender

                               By: /s/ William Agular
                                   ---------------------------------
                                   Name:  William Agular
                                   Title: Director

                               By: /s/ Timothy C. Madigan
                                   ---------------------------------
                                   Name: Timothy C. Madigan
                                   Title: Director

                        Signature Page to Amendment No. 5

                               JPMORGAN CHASE BANK,
                               as Administrative Agent

                               By: /s/ Lara Graff
                                   ---------------------------------
                                   Name:  Lara Graff
                                   Title: Vice President

                        Signature Page to Amendment No. 5

ACKNOWLEDGED AND AGREED:
-----------------------

TRW AUTOMOTIVE U.S. LLC, as Collection Agent

By:    /s/ Peter R. Rapin
       -------------------------
Name:  Peter R. Rapin
Title: Treasurer

                        Signature Page to Amendment No. 5